SUPPLEMENT DATED FEBRUARY 26, 2020 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2019
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK VECTORS ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN NAME, INDEX, INVESTMENT OBJECTIVE, INVESTMENT POLICY AND PRINCIPAL INVESTMENT STRATEGIES

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus and the current Statement of Additional Information for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors India Small-Cap Index ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on February 26, 2020, the Board of Trustees (the “Board”) of the Trust considered and approved changes to the Fund, including changing: (i) the name of the Fund; (ii) the Fund’s benchmark index; (iii) the Fund’s investment objective; (iv) the Fund’s investment policy regarding diversification status; and (v) certain of the Fund’s principal investment strategies.

These changes will become effective on or after May 1, 2020 (the “Effective Date”). On the Effective Date, a new prospectus (the “New Prospectus”) will replace the existing prospectus for the Fund. You should refer to the New Prospectus for the Fund, when available. Please note that the New Prospectus reflecting the changes for the Fund is not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date. The following is a brief summary of some of the changes that are anticipated to take effect on or after the Effective Date (please refer to the New Prospectus, once available, for a more complete discussion of the Fund’s strategies and risks after the Effective Date):

On the Effective Date, the Fund’s name will change to the “VanEck Vectors India Growth Leaders ETF” and its ticker will change to “GLIN.” Additionally, the Fund’s current investment objective of seeking to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MVIS India Small-Cap Index, will change to the following: The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MarketGrader India All-Cap Growth Leaders Index (the "India Index"). The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

In connection with these changes, the Fund will experience increased portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause the Fund to realize capital gains. During the period of the transition, the Fund is likely to incur higher tracking error than is typical for the Fund.

In connection with the changes to the Fund’s benchmark index, investment objective and investment policy, on the Effective Date, the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund currently intends to achieve its investment objective by investing substantially all of its assets in the Subsidiary, a wholly-owned subsidiary located in the Republic of Mauritius (“Mauritius”). The Subsidiary in turn will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index, and depositary receipts based on the securities in the Fund’s benchmark index. The India Index is comprised of equity securities which are generally considered by MarketGrader (the “Index Provider”) to exhibit favorable fundamental characteristics according to the Index Provider’s proprietary scoring methodology. For each company eligible for the India Index, the Index Provider creates a numerical score based on indicators measuring four fundamental characteristics, derived from public company filings and stock prices. The four fundamental characteristics are growth, value, profitability and cash flow. The resulting score is a weighted average of these indicators. To be initially eligible for inclusion in the India Index, companies must be incorporated in India. From this universe of companies, the top-ranked names according to the Index Provider’s proprietary score are included, and then weighted according to their free-float market capitalization.

As of February 21, 2020, the India Index included 80 securities of companies with a market capitalization range of between approximately $235 million and $112.9 billion and a weighted average market capitalization of $23.3 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Adviser serves as investment adviser to both the Fund and the Subsidiary. Except where otherwise indicated, the term “Fund,” as used throughout this Summary Section, refers to the Fund and/or the Subsidiary, as applicable.

The Fund, using a “passive” or indexing investment approach, will attempt to approximate the investment performance of the India Index by investing in a portfolio of securities that generally replicates the India Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the India Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the India Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund may become "non-diversified" as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the India Index. This means that the Fund may invest a greater percentage of its assets in a limited number of issuers than would be the case if the Fund were always managed as a diversified management investment company. The Fund intends to be diversified in approximately the same proportion as the India Index. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the India Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the India Index concentrates in an industry or group of industries. As of December 31, 2018, each of the basic materials, consumer discretionary, financials, industrials and information technology sectors represented a significant portion of the Fund.

Additionally, on the Effective Date, the “Principal Risks of Investing in the Fund” and the “Additional Information About the Funds’ Investment Strategies and Risks - Risks of Investing in the Funds” sections will be modified to include the following:
Non-Diversification Risk. The Fund may become classified as non-diversified under the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the India Index. If the Fund becomes non-diversified, it may invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

With respect to the change to the Fund's investment policy, shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to changes in the relative market capitalization or index weighting of one or more India Index constituents.

Please retain this supplement for future reference.